Exhibit 99.1

LETTER OF TRANSMITTAL

to offer to exchange each share of

UBS AG

for one share of

UBS Group AG

Pursuant to the U.S. Offer to Exchange / Prospectus dated [—], 2014

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5 P.M., NEW YORK

CITY TIME, ON [—], 2014 (AS SUCH TIME AND DATE MAY BE EXTENDED, THE “EXPIRATION

DATE”), UNLESS THE EXCHANGE OFFER IS EXTENDED.

The U.S. Exchange Agent for the Offer is:

If Delivering by First Class, Registered or Certified Mail:	If Delivering by Express or Overnight Delivery:

Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43014 Providence, RI 02940-3014	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

DESCRIPTION OF UBS SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Shares Tendered (Attach additional signed list if necessary)
	Certificate Number(s)(1)	Total Number of UBS Shares Represented by Certificate(s)(1)	Total Number of UBS Shares Represented by Book-Entry (Electronic Form)(2)	Total Number of UBS Shares Tendered(3)

Total UBS Shares
(1) Complete only if UBS Shares are held in certificated form. Need not be completed by shareholders tendering Shares by book-entry transfer.
(2) Only include UBS Shares that are held in book-entry form in DRS.
(3) Unless otherwise indicated, it will be assumed that all UBS Shares described above are being tendered. See Instruction 4.

VOLUNTARY CORPORATE ACTION COY: [UBS]

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the U.S. Exchange Agent. You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guarantee if required, and complete the substitute W-9 set forth below or an appropriate IRS Form W-8, if required.

THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Holders of UBS Shares in the form of one or more share certificates (“Share Certificates”) recorded in UBS’s U.S. share register maintained by Computershare Inc. (“Computershare”) or in book entry form in the direct registration system maintained by Computershare should use this Letter of Transmittal to tender their UBS Shares into the U.S. offer through the U.S. Exchange Agent (as defined in this Letter of Transmittal) pursuant to the U.S. Offer Prospectus (as defined in this Letter of Transmittal).

Holders of UBS Shares in the Depositary Trust Company (“DTC”) system through a custody account with a custodian bank or broker should instruct their broker, dealer, commercial bank, trust company or other entity through which they hold their UBS Shares to arrange for the DTC participant holding their UBS shares in its DTC account to tender their UBS Shares in the U.S. offer to the U.S. Exchange Agent by means of delivery through the DTC book-entry confirmation facility (ATOP) of their shares to the DTC account of the U.S. Exchange Agent, together with an agent’s message acknowledging that the tendering participant has received and agrees to be bound by the terms of the offer, prior to the expiration date of the offer.

This Letter of Transmittal is not required to be submitted if the book-entry transfer includes the transmission of an agent’s message (as described in the section of the U.S. Offer Prospectus entitled “The Exchange Offer—Procedure for Tendering—Holders of UBS Shares in the DTC System or Directly with Computershare”), but even in this situation, the instructions to this Letter of Transmittal describe additional documents which tendering holders of UBS Shares may be required to provide. By instructing your broker, dealer, commercial bank, trust company or other nominee to submit or request DTC to submit an agent’s message from DTC to the U.S. Exchange Agent, you will be deemed to have confirmed that you have received, and agreed to be bound by the terms of, this Letter of Transmittal and that UBS Group AG may enforce such agreement against you. References herein to the undersigned shall also include brokers, dealers, commercial banks, trust companies and other nominees, and the customers for whom they may act, that utilize the ATOP system at DTC.

Holders of UBS Shares through brokers or custodians who are members of the SIS Settlement System (whether or not they are registered as a shareholder in UBS’s share register) will be informed of the procedure for accepting the exchange offer by their broker or custodian, and have to act in accordance with such instructions. Holders of UBS Shares in the form of share certificates (Heimverwahrer) recorded in UBS’s Swiss share register will be informed of the procedures for accepting the exchange offer by UBS Shareholder Services directly, and will have to tender their UBS Shares by delivering to UBS Shareholder Services or the bank with whom they hold a securities account a duly completed acceptance form, together with the certificate(s) representing such UBS Shares, and any other required documents, in accordance with such instructions, prior to the Swiss tender deadline (as set out in the U.S. Offer Prospectus).

THIS LETTER OF TRANSMITTAL SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

VOLUNTARY CORPORATE ACTION COY: [UBS]

☐	CHECK HERE IF UBS SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 11.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if (i) UBS Group Shares are to be issued to persons other than to the record holder(s) identified above and/or (ii) UBS Shares not validly tendered or accepted for exchange are to be issued and delivered to persons other than the record holder(s) identified above.

Issue and/or Mail to:

Name

(Please Print)

Address

(Include Zip Code)

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if (i) statements in respect of the UBS Group Shares to be issued in exchange for the UBS Shares validly tendered and accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that above and/or (ii) statements in respect of UBS Shares not validly tendered or accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Deliver to:

Name

(Please Print)

Address

(Include Zip Code)

VOLUNTARY CORPORATE ACTION COY: [UBS]

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to UBS Group AG, a stock corporation (Aktiengesellschaft/société anonyme) organized under the laws of Switzerland (“UBS Group”), the above-described shares (each, a “UBS Share”) of UBS AG (“UBS”), in exchange for one UBS Group share (each a “UBS Group Share”) for each UBS Share tendered, upon the terms and subject to the conditions set forth in the U.S. Offer to Exchange / Prospectus dated [—], 2014 (as amended or supplemented, the “U.S. Offer Prospectus”), as filed with the U.S. Securities and Exchange Commission as part of a registration statement on Form F-4, file number [—], and this related Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “U.S. Offer”). Receipt of the U.S. Offer Prospectus is hereby acknowledged.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for exchange of the UBS Shares tendered herewith in accordance with the terms of the U.S. Offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of UBS Group all right, title and interest in and to all of the UBS Shares that are being tendered hereby (and any and all dividends, distributions, rights, or other securities issued or issuable in respect thereof with a record date after the date on which the UBS Shares are accepted for exchange in the U.S. Offer (collectively, “Distributions”)) (2) orders that any UBS Shares tendered that are accepted under the exchange offer be registered in the share register to or upon the order of UBS Group; and (3) irrevocably constitutes and appoints each of Computershare Inc. as the U.S. exchange agent (the “U.S. Exchange Agent”) and, limited to items (d), (e) and (f) below, UBS Securities LLC as the U.S. dealer-manager (the “U.S. Dealer-Manager”), individually, as the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such UBS Shares (and any and all Distributions), to perform the following functions on the undersigned’s behalf and for the undersigned’s account:

(a)	transfer ownership of such UBS Shares (and any and all Distributions), together, in any such case, with all accompanying evidences of transfer and authenticity (including any endorsement of Share Certificates on the undersigned’s behalf), to or upon the order of UBS Group;

(b)	present such Shares (and any and all Distributions) for transfer on the books of UBS AG;

(c)	receive all benefits and otherwise exercise all rights of beneficial ownership of such UBS Shares (and any and all Distributions);

(d)	contribute such UBS Shares in its own name but for the account of the undersigned in a capital increase of UBS Group;

(e)	transfer, or cause the transfer of, UBS Group Shares to or to the order of the undersigned and to apply for the registration in UBS Group’s share register (with voting rights, if so currently registered, it being agreed that if the undersigned has entered into a nominee agreement with UBS in order to be so registered, the undersigned hereby accepts that all references to UBS AG or UBS in such nominee agreement be, upon such registration, deemed to be amended to refer to UBS Group AG or UBS Group); and

(f)	to enter into all documents and do all things required or deemed advisable in connection with any of the above.

Upon such acceptance for exchange, all prior powers of attorney, proxies and consents given by the undersigned with respect to such UBS Shares (and any and all Distributions) will, without further action, be

VOLUNTARY CORPORATE ACTION COY: [UBS]

revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned with respect to such UBS Shares (and any and all Distributions).

The undersigned hereby represents and warrants to UBS Group, the U.S. Exchange Agent and the U.S. Dealer-Manager that the undersigned has full power and authority to accept the U.S. Offer and to exchange, contribute, assign and transfer the UBS Shares tendered hereby (and any and all Distributions) and that, when UBS Group accepts such UBS Shares for exchange, UBS Group will acquire good, marketable and unencumbered title to such UBS Shares (and any and all Distributions), free and clear of all liens, restrictions, charges, encumbrances and other third party interests, and together with all rights now or hereinafter attaching thereto, including, without limitation, voting rights and the right to receive all Distributions payable to a holder thereof, and the same will not be subject to any adverse claims.

The undersigned will, upon request, execute and deliver any additional documents deemed by the U.S. Exchange Agent, the U.S. Dealer-Manager or UBS Group to be necessary or desirable to complete the assignment and transfer of the UBS Shares tendered hereby (and any and all Distributions).

All authority herein conferred or agreed to be conferred shall survive the death, insolvency or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the U.S. Offer Prospectus, the tender of the UBS Shares hereby is irrevocable unless and until the undersigned withdraws the tender of such UBS Shares from the U.S. Offer.

The undersigned understands that the delivery and surrender of the UBS Shares is not effective until the U.S. Exchange Agent receives the UBS Shares with this Letter of Transmittal, properly completed and duly executed or an agent’s message, as applicable, together with all accompanying evidences of authority in form satisfactory to UBS Group and any other required documents.

The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the U.S. Offer Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and UBS Group upon the terms of and subject to the conditions to the Offer (and if the Offer is extended or amended, the terms of or the conditions to any such extension or amendment).

UBS Group’s acceptance for exchange of UBS Shares validly tendered according to any of the procedures described in the U.S. Offer Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and UBS Group upon the terms and subject to the conditions of the U.S. Offer (and if the U.S. Offer is extended, amended or earlier terminated, the terms and conditions of such extension, amendment or termination). The undersigned recognizes that under certain circumstances set forth in the U.S. Offer Prospectus, UBS Group may not be required to accept for exchange any of the UBS Shares tendered hereby. All questions as to validity, form and eligibility of any tender of UBS Shares hereby will be determined by UBS Group (which may delegate power in whole or in part to the U.S. Exchange Agent) and such determination will be final and binding.

The undersigned understands that the UBS Group Shares will be issued in “uncertificated” form as direct registration securities. UBS Group shares will be issued in uncertificated book-entry form in the direct registration system maintained by Computershare. No UBS Group Shares will be issued in the form of physical share certificates.

The undersigned acknowledges and understands that there will be no guaranteed delivery process available to tender UBS Shares.

VOLUNTARY CORPORATE ACTION COY: [UBS]

Unless otherwise indicated under “Special Issuance Instructions,” please issue the UBS Group Shares and/or deliver statements in respect of any certificates for any UBS Shares not validly tendered or accepted for exchange in the name(s) of the registered holder(s) appearing above under “Description of UBS Shares Tendered.” Similarly, unless otherwise indicated under “Special Issuance Instructions,” please mail the statements in respect of UBS Group Shares and/or mail statements in respect of any UBS Shares not validly tendered or accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of UBS Shares Tendered.” In the event that the boxes entitled “Special Issuance Instructions” and “Special Delivery Instructions” are both completed, please issue the UBS Group Shares and/or mail statements in respect of any UBS Shares not validly tendered or accepted for exchange (and any accompanying documents, as appropriate) in the name(s) of, and deliver statements in respect of such UBS Shares (and any accompanying documents, as appropriate) to, the person(s) so indicated. The undersigned recognizes that UBS Group has no obligation under the “Special Issuance Instructions” to transfer any UBS Shares from the name of the registered holder thereof to the person(s) so indicated if UBS Group does not accept for exchange any of the UBS Shares so tendered.

VOLUNTARY CORPORATE ACTION COY: [UBS]

IMPORTANT: UBS SHAREHOLDER(S) MUST SIGN HERE

(See Instructions 1 and 5)

(Also complete the enclosed IRS Form W-9 or W-8, as applicable)

(Signature(s) of UBS Shareholder(s))

Must be signed by registered holder(s) exactly as name(s) appear(s) (i) on UBS Share certificate(s), (ii) in book-entry form in direct registration with Computershare, or (iii) on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Dated:	,

Name(s)
(Please Print)

Capacity (Full Title)

Address
(Including Zip Code)

Daytime Area Code and Telephone Number

Employer Identification or Social Security Number
(See the enclosed IRS Form W-9)

GUARANTEE OF SIGNATURE(S) (IF REQUIRED—SEE INSTRUCTIONS 1 AND 5)

Authorized Signature

Name

(Please Print)

Title
(Please Print)

Name of Firm

Address
(Include Zip Code)

Daytime Area Code and Telephone Number

Dated:	,

VOLUNTARY CORPORATE ACTION COY: [UBS]

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

To complete the Letter of Transmittal, you must do the following prior to the Expiration Date:

•	Fill in the box entitled “Description of UBS Shares Tendered.”

•	Sign and date the Letter of Transmittal in the box entitled “Important: All UBS Shareholder(s) Must Sign Here.”

•	Fill in and sign the enclosed IRS Form W-9 (in the case of a UBS Shareholder that is a U.S. person) or provide the appropriate duly executed IRS Form W-8 (in the case of a UBS Shareholder that is not a U.S. person).

In completing the Letter of Transmittal, you may (but are not required to) also do the following:

•	If you want the UBS Group Shares to be issued in the name of another person, complete the box entitled “Special Issuance Instructions.”

•	If you want the UBS Shares not validly tendered or accepted for exchange to be issued in the name of another person, complete the box entitled “Special Issuance Instructions.”

•	If you want statements in respect of (i) UBS Shares not validly tendered or exchanged or (ii) UBS Group Shares to be delivered to another person or to an address other than that appearing under Description of UBS Shares Tendered, complete the box entitled “Special Delivery Instructions.”

If you complete the box entitled “Special Issuance Instructions” or “Special Delivery Instructions,” you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the book-entry transfer facility’s systems whose name appears on a security position listing as the owner of the UBS Shares) of UBS Shares tendered herewith, unless such registered holder has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Issuance Instructions” on this Letter of Transmittal or (b) if the UBS Shares tendered herewith are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, or other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (such institution, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If a UBS Share Certificate is registered in the name of a person other than the signer of this Letter of Transmittal, or if UBS Group Shares are to be issued, or a statement in respect of UBS Shares not validly tendered or not accepted for exchange is to be mailed to a person other than the registered holder of the UBS Share Certificates surrendered, then the tendered UBS Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the UBS Share Certificate, with the signature(s) on the UBS Share Certificate or stock powers guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed by UBS Shareholders if (i) UBS Share Certificates are to be forwarded herewith or, (ii) UBS Shares to be tendered are held in book-entry form in the direct registration system maintained by Computershare, in each case, pursuant to the procedures set forth herein and in the U.S. Offer Prospectus.

VOLUNTARY CORPORATE ACTION COY: [UBS]

UBS Share Certificates representing tendered UBS Shares, or timely confirmation of a book-entry transfer of Shares (a “Book-Entry Confirmation”) into the U.S. Exchange Agent’s account, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an agent’s message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the U.S. Exchange Agent at one of its addresses set forth herein prior to the Expiration Date.

The method of delivery of this Letter of Transmittal, UBS Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and the risk of the tendering UBS Shareholder. The UBS Shares will be deemed delivered only when actually received by the U.S. Exchange Agent (including, in the case of book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

UBS Group will not accept any alternative, conditional or contingent tenders. By executing this Letter of Transmittal (or facsimile thereof), the tendering UBS Shareholder waives any right to receive any notice of the acceptance of their UBS Shares for exchange.

3. Inadequate Space. If the space provided herein under “Description of UBS Shares Tendered” is inadequate, the Share Certificate numbers and/or the number of UBS Shares should be listed on a separate schedule attached hereto.

4. Partial Tenders. If fewer than all the UBS Shares evidenced by any Share Certificate submitted or held in book-entry form in direct registration with Computershare are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of UBS Shares Tendered”. In any such case, a new certificate for the remainder of the UBS Shares that were evidenced by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date or the termination of the U.S. Offer. All UBS Shares represented by UBS Share Certificates delivered to the U.S. Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the UBS Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the UBS Share Certificate(s) without alteration, enlargement or any change whatsoever.

(b) Joint Holders. If any of the UBS Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c) Different Names on Certificates or Book-Entries. If any of the UBS Shares tendered hereby are registered in different names on different UBS Share Certificates or in several book-entries, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of UBS Shares.

(d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the UBS Shares listed and transmitted hereby, no endorsements of UBS Share Certificates or separate stock powers are required unless UBS Share Certificates for any UBS Shares not validly tendered or accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such UBS Share Certificates or stock powers must be guaranteed by an Eligible Institution.

VOLUNTARY CORPORATE ACTION COY: [UBS]

If the UBS Share Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if issuance of UBS Group Shares is to be made or UBS Shares Certificates not tendered or not accepted for exchange are to be returned to a person other than the registered holder of the UBS Share Certificates surrendered, the tendered UBS Share Certificates must be endorsed in blank or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the UBS Share Certificate(s). Signature(s) on any such UBS Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the U.S. Exchange Agent of the authority of such person so to act must be submitted.

6. Special Issuance and Delivery Instructions. If the (i) UBS Shares accepted for exchange and/or (ii) UBS Share Certificates for any UBS Shares not validly tendered or accepted for exchange are to be issued in the name of a person other than the signer of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed. If (i) statements in respect of the UBS Group Shares to be issued in exchange for the UBS Shares validly tendered and accepted for exchange are to be sent to someone other than the signer of this Letter of Transmittal or to the signer of this Letter of Transmittal at an address other than that shown above and/or (ii) statements in respect of UBS Shares not validly tendered or accepted for exchange are to be sent to someone other than the signer of this Letter of Transmittal or to the signer of this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

7. Important Tax Information; IRS Forms W-9 and W-8. U.S. federal income tax law generally requires that if your UBS Shares are accepted for exchange, you or your assignee (in either case, the “Payee”) must provide UBS Group or its assignee (in either case, the “Payer”) with the Payee’s correct Taxpayer Identification Number (“TIN”), which, in the case of a Payee who is an individual, is the Payee’s social security number. If the Payer is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to a penalty imposed by the Internal Revenue Service (“IRS”) and backup withholding in an amount equal to 28% (under current law) on all reportable payments made pursuant to, or after, the exchange. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an overpayment of taxes, a refund may be obtained by timely filing a claim for refund with the IRS.

To prevent backup withholding, each Payee must, unless an exemption applies, provide to the U.S. Exchange Agent such Payee’s correct TIN by completing the IRS Form W-9 enclosed herewith, certifying that (i) the TIN provided is correct, (ii) (a) the Payee is exempt from backup withholding, (b) the Payee has not been notified by the IRS that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the Payee that such Payee is no longer subject to backup withholding and (iii) the Payee is a U.S. person (including a U.S. resident alien). If a Payee is subject to backup withholding, such Payee must cross out item (2) of the “Certification” box (Part II) on the Form W-9.

If the Payee does not have a TIN, such Payee should consult the instructions set forth in the enclosed IRS Form W-9 for instructions on applying for a TIN and apply for a TIN. If the Payee does not provide such Payee’s TIN to the Payer by the time of payment, backup withholding will apply.

If the UBS Shares are held in more than one name or are not in the name of the actual owner, consult the instructions set forth in the enclosed IRS Form W-9 for information on which TIN to report.

Certain Payees (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup

VOLUNTARY CORPORATE ACTION COY: [UBS]

withholding, an exempt Payee should check the “Exempt payee” box on the IRS Form W-9. See the instructions set forth in the enclosed IRS Form W-9 for additional instructions. In order for a nonresident alien individual or foreign entity to establish its exemption from backup withholding, such person must submit an appropriate and properly completed IRS Form W-8BEN or W-8BEN-E, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the U.S. Exchange Agent or from the IRS at its internet website: www.irs.gov.

FAILURE TO COMPLETE AND RETURN IRS FORM W-9 OR AN APPROPRIATE IRS FORM W-8, AS APPLICABLE, MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO, OR AFTER, THE U.S. OFFER. PLEASE REVIEW THE ENCLOSED IRS FORM W-9 AND INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS.

YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING BACKUP WITHHOLDING.

8. Book-Entry Registration of UBS Group Shares. All UBS Group Shares will be issued to you in uncertificated, book-entry form in the direct registration system maintained by Computershare. As a holder of UBS Group Shares you will receive periodic statements issued by Computershare reflecting the number of UBS Group Shares you own, rather than physical certificates that represent the UBS Group Shares. No UBS Group Shares will be issued in the form of physical share certificates.

9. Irregularities. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for exchange of any tender of UBS Shares by this Letter of Transmittal will be determined by UBS Group (which may delegate power in whole or in part to the U.S. Exchange Agent), in its sole discretion. UBS Group reserves the absolute right to reject any or all tenders determined by UBS Group not to be in proper form or the acceptance of or exchange for which may, in the opinion of UBS Group’s counsel, be unlawful. UBS Group also reserves the absolute right to waive any defect or irregularity in any tender of UBS Shares of any particular UBS Shareholder, whether or not similar defects or irregularities are waived in the case of other holders. All questions as to the interpretation of the terms and conditions of the U.S. Offer will be determined by UBS Group, in its sole discretion. No tender of UBS Shares will be deemed to have been validly made until all defects and irregularities with respect to the tender have been cured or waived by UBS Group. None of UBS, UBS Group or any of their respective affiliates or assigns, the U.S. Exchange Agent, the information agent for the U.S. Offer (the “Information Agent”) or any other person or entity will be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

10. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address listed below. Additional copies of the U.S. Offer Prospectus, this Letter of Transmittal, and IRS Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees. An applicable IRS Form W-8 may be obtained from the U.S. Exchange Agent or from the IRS at its internet website: www.irs.gov.

11. Lost, Destroyed or Stolen Certificates. If any UBS Share Certificate has been lost, destroyed or stolen, the UBS Shareholder should promptly call the U.S. Exchange Agent at 1-800-522-6645 (toll free) or 1-201-680-6578 if outside of the U.S. The UBS Shareholder will then be instructed by the Transfer Agent as to the steps that must be taken to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

This Letter of Transmittal, properly completed and duly executed, together with certificates representing Shares being tendered (or confirmation of book-entry transfer) and all other required documents, must be received by Computershare Inc. before 5 p.m., New York City time, on the Expiration Date.

VOLUNTARY CORPORATE ACTION COY: [UBS]

The U.S. Exchange Agent for the Exchange Offer is:

If Delivering by First Class, Registered or Certified Mail::	If Delivering by Express or Overnight Delivery:

Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43014 Providence, RI 02940-3014	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below. Questions or requests for assistance or additional copies of the U.S. Offer Prospectus and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers set forth below. Shareholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the exchange offer.

The U.S. Information Agent for the Exchange Offer is:

Georgeson

+1 (888) 613-9817

The U.S. Dealer-Manager for the Exchange Offer is:

UBS Securities LLC

1285 Avenue of the Americas

New York, NY 10019

Attention: Liability Management Group

Collect: +1 (203) 719-4210

Toll free: +1 (888) 719-4210

VOLUNTARY CORPORATE ACTION COY: [UBS]